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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 24, 1998

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                                STAR BUFFET, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    000-23099             84-1430786
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 (State or Other Jurisdiction        (Commission         (I.R.S. Employer
        of Incorporation)            File Number)        Identification No.)


  440 Lawndale Drive, Salt Lake City, Utah                  84115-2917
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  (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (801) 463-5500

                          -----------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 24, 1998, Star Buffet, Inc. (the "Company"), through its wholly-owned subsidiary Summit Family Restaurants Inc. ("Summit"), acquired substantially all of the assets of 12 JB's Restaurants for $4,265,000 in cash from JB's Restaurants, Inc., a wholly-owned subsidiary of CKE Restaurants, Inc., pursuant to the terms of an Asset Purchase Agreement dated as of February 10, 1998.

         A Form 8-K was filed on March 9, 1998 reporting this transaction. This amended Current Report is being filed to submit audited financial statements for the 12 JB's Restaurants and the pro forma combined financial information, all as required pursuant to Item 7.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (a) Financial Statements of Business Acquired. The financial statements required by Item 7(a) are attached herewith as Exhibit 99.1.

         (b) Pro Forma Financial Information. The unaudited pro forma condensed combined financial statements prepared in accordance with Regulation S-X and required to be filed pursuant to this Item 7(b), including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Company, including the notes thereto, and the historical financial statements of JB's Restaurants, Inc. attached herewith as Exhibit 99.1. The unaudited pro forma condensed combined financial statements are attached herewith as Exhibit 99.2.

         The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of the Company and the historical balance sheet of the segment of the 12 JB's restaurants acquired by the Company (the "Segment") as if the acquisition had been effective on December 31, 1997. The pro forma condensed combined statement of income for the year ended December 31, 1997 combines the historical consolidated statement of income for the Company and the historical statement of income for the Segment as if the acquisition had been effective on January 1, 1997.

         The acquisition reflected in the pro forma financial statements will be accounted for as a purchase. Under this method of accounting, assets and liabilities of the Segment will be adjusted to their estimated fair value and combined with the recorded values of the assets and liabilities of the Company. For purposes of the pro forma financial statements, it has been assumed that the net book value of the Segment's assets minus liabilities approximates fair value.

         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or the financial position that would

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         have occurred if the acquisition had been consummated at the beginning of the period presented, nor is it necessarily indicative of future operating results or financial position.

         (c) Exhibits.

Exhibit
Number
-------

  23.1  Consent of KPMG Peat Marwick LLP.

  99.1  Financial Statements of JB's Restaurants listed in Item 7(a) above.

  99.2  Selected Pro Forma Financial Data described in Item 7(b) above.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STAR BUFFET, INC.


Date:  May 8, 1998                          By: /S/ Robert Wheaton
                                                -------------------------------
                                                Robert Wheaton
                                                Chief Executive Officer


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                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

Exhibit                                                          Sequentially
Number        Description                                        Numbered Page
-------       -----------                                        -------------

  23.1  Consent of KPMG Peat Marwick LLP.

  99.1  Financial Statements of JB's Restaurants listed in
        Item 7(a) above.

  99.2  Selected Pro Forma Financial Data described in
        Item 7(b) above.